                                                                EXHIBIT 10.10.AG
                                                                          Page 1


                            STOCK PURCHASE AGREEMENT

        THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into as of the 1st day of November, 2001, by and between ANTHONY M. FRANK KEOGH PLAN UTA CHARLES SCHWAB & CO., INC. (hereinafter referred to as "Buyer") and ELECTROPURE, INC., a California corporation (hereinafter referred to as "Electropure" or the "Company").

        1.     PURCHASE AND SALE OF SHARES

               (a) Effective on the date hereof, the Company hereby sells to Buyer and Buyer hereby purchases Two Hundred Thousand (200,000) Shares of Electropure, Inc. Common Stock and Fifty Thousand (50,000) three-year Warrants to purchase Common Stock at an exercise price of $0.51 per share (collectively, the "Shares"). The aggregate purchase price of the Shares is equal to One Hundred Thousand Dollars ($100,000).

               (b) The Shares shall have the rights, preferences, privileges, restrictions and other terms set forth in the By-laws of the Company.

        2. REPRESENTATIONS AND WARRANTIES OF BUYER Buyer represents and warrants to the Company:

               (a) The Shares are being acquired by Buyer for investment for an indefinite period, for Buyer's own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the Buyer has no present intention of selling, granting participations in, or otherwise distributing the same except as may be permitted by the Securities Act of 1933, as amended (the "Act").

               (b) Buyer does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to the Shares.

               (c) That Buyer understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), in reliance upon the exemptions from the registration provisions of the Act contained in
Section 4 (2) thereof, and any continued reliance on such exemption is predicated on the representations of the Buyer set forth herein.

               (d) Buyer understands that the Shares must be held indefinitely unless the sale or other transfer thereof is subsequently registered under the Act, as amended, or an exemption from such registration is available. Buyer further understands that the Company is under no obligation to register the Securities on its behalf or to assist him in complying with any exemption from registration except as otherwise provided herein.

               (e) Buyer (i) has adequate means of providing for his current needs and possible contingencies, (ii) has no need for liquidity in this investment, (iii) is able to bear the substantial economic risks of an investment in the Shares for an indefinite period, (iv) at the present time, can afford

                                                                EXHIBIT 10.10.AG
                                                                          Page 2


a complete loss of such investment, and (v) does not have an overall commitment to investments which are not readily marketable that is disproportionate to Buyer's net worth, and Buyer's investment in the Shares will not cause such overall commitment to become excessive.

               (f) Buyer is an "accredited investor" (as defined in Regulation D promulgated under the Act) and the undersigned's total investment in the Shares does not exceed 10% of the Buyer's net worth.

               (g) Buyer recognizes that the Company has had only limited revenues to date and that the Shares as an investment involve significant risks.

               (h) Buyer will not transfer the Shares without registering them under applicable federal and state securities laws unless the transfer is exempt from registration. Buyer realizes that the Company may not allow a transfer of Shares unless the transferee is also an "accredited investor". Buyer understands that legends will be placed on certificates representing the Shares, with respect to the above restrictions on resale or other disposition of the Shares and that stop transfer instructions have or will be placed with respect to the Shares so as to restrict the assignment, resale or other disposition thereof.

               (i) The Company will direct its transfer agent to, or will itself, place such a stop transfer order in its books respecting transfer of the Shares, and the certificate or certificates representing the Shares will bear the following legend or a legend substantially similar thereto:

               "THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE
               OF: (1) AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT, OR (2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

               (j) That Buyer understands that Rule 144, promulgated by the Securities and Exchange Commission under the Act, may not be currently available for sale of the Shares, and there is no assurance that it will be available at any particular time in the future. If and when Rule 144 is available for sale of the Common Stock underlying the Shares, such sales in reliance upon Rule 144 may only be (i) in limited quantities after the Shares have been held for one (1) year after being sold by the Company, or (ii) in unlimited quantities by non-affiliates after the Shares have been held for two (2) years after being sold by the Company, in each case in accordance with the conditions of the Rule, all of which must be met (including the requirement, if applicable, that adequate information concerning the Company is then available to the public). The Company and Buyer acknowledges that the Company has no obligation to supply the information required for sales under Rule 144.

               (k) The Purchase Price to be paid by Buyer to Company for the Shares has been determined by Buyer as fair and appropriate based solely upon Buyer's independent investigation and due diligence of the Company, and neither Buyer nor the Company nor any of their agents, including, without limitation, any of their officers, directors, employees, accountants and attorneys, has made any representations or warranties whatsoever in connection with the sale of the Shares by the Company to

                                                                EXHIBIT 10.10.AG
                                                                          Page 3


Buyer. Buyer has had sufficient opportunity in connection with the sale of the Shares to review the Company's business and affairs (including, without limitation, the Company's financial statements and other information). The Buyer has had answered to his satisfaction any questions with respect to the Company's business and affairs. Buyer further has had the opportunity to obtain independent financial, legal, accounting, business, tax and other appropriate advice with respect to the transactions contemplated by this Agreement, and is not relying upon the Company or any of its agents in any manner in connection with same.

        3. REGISTRATION RIGHTS The Company agrees to include for registration under the Act all of the Common Stock and the Common Stock underlying Warrants issued hereby in the next Registration Statement filed by the Company with the Securities and Exchange Commission.

        4.     REPRESENTATIONS AND WARRANTIES OF ELECTROPURE

        (a) Electropure is a corporation duly organized and validly existing under the laws of the State of California without limit as to duration of its existence, and is authorized and in good standing to do business in no other state; Electropure has the corporate power and adequate authority, rights and franchise to own its property and to carry on its business as now conducted; and, subject to ratification by its Board of Directors, Electropure has the corporate power and adequate authority to enter into this Agreement.

        (b) The execution and delivery of this Agreement and subject to (1) ratification by the Board of Directors of the Company and (2) filing the Certificate with the California Secretary of State, the performance of the provisions of this Agreement are not in contravention of or in conflict with any law or regulation or any term or provision of Electropure's Articles of Incorporation or By-Laws and are duly authorized and do not require the consent or approval of any governmental body or other regulatory authority; and this Agreement is a valid, binding and legal obligation of Electropure, enforceable in accordance with the terms herein.

        5. ENTIRE AGREEMENT This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings relating to such subject matter.

        6. AMENDMENT This Agreement may not be amended except by written document executed by the parties.

        7. SUBJECT HEADINGS Subject headings are included for convenience only and shall not be deemed part of this Agreement.

        8. SEVERABILITY If any provision of this Agreement shall be held unenforceable as applied to any circumstance, the remainder of this Agreement and the application of such provision to other circumstances shall be interpreted so as best to effect the intent of the parties. The parties further agree to replace any such unenforceable provision with an enforceable provision (and to take such other action) which will achieve, to the extent possible, the purposes of the unenforceable provision.

                                                                EXHIBIT 10.10.AG
                                                                          Page 4


        9. GOVERNING LAW This Agreement shall be governed by and construed under the laws of the State of California in force from time to time.

        10. PARTIES BOUND This Agreement is binding on and shall inure to the benefit of the parties and their respective successors, assign, heirs, and legal representatives.

        11. SURVIVAL The representations, warranties, covenants, and agreements contained in this Agreement shall survive the consummation of the transactions contemplated hereby.

        12. COUNTERPARTS This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

        COMPANY:                    ELECTROPURE, INC.

                                    By:    /S/ CATHERINE PATTERSON
                                        ----------------------------------
                                        Catherine Patterson,
                                        Chief Financial Officer
                                        23456 South Pointe Drive
                                        Laguna Hills, CA 92653-1512


        BUYER:                      ANTHONY M. FRANK KEOGH PLAN
                                    UTA CHARLES SCHWAB & CO., INC.

                                    By:    /S/ ANTHONY M. FRANK
                                        ----------------------------------
                                        ANTHONY M. FRANK, Trustee
                                        101 Montgomery Street
                                        San Francisco, CA 94104